EXHIBIT 10-B


    AMENDMENT No. 1 (this "Amendment") to the U.S. $1,000,000,000 364 Day Credit Agreement, dated as of March 24, 1995, among Colgate-Palmolive Company, as Borrower, the Lenders parties thereto, Citibank, N.A., as Administrative Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent, (such credit agreement, the "Credit Agreement"). All capitalized terms used but not defined herein, shall have the meanings ascribed to them in the Credit Agreement.

     WHEREAS, the Borrower and the Lenders wish to amend the Credit Agreement on the terms and subject to the conditions set forth below.

     NOW THEREFORE, the Borrower and the Lenders hereby agree as follows:

1. Section 1.01 of the Credit Agreement is hereby amended by deleting, in its entirety the definition of "Termination Date" and replacing such definition with the following:

               "Termination Date" means the earlier of (a) subject to the
                ----------------
          provisions of Section 8.11, the 364th day after the date of this Amendment and (b) the date of termination in whole of the Commitments pursuant to Section 2.05 or 6.01.

2. Section 2.04 of the Credit Agreement is hereby amended by deleting in its entirety the chart contained in Subsection (a) thereof and replacing such chart with the following:

 Moody's                     S&P                Utilization   Facility
 -------                     ---
                                                    Fee          Fee
                                                -----------   --------

 A3 or above          and    A- or above        0.000%        0.050%

 Baa2 or              and    BBB or above       0.050%        0.100%
 above

 Lower than above or not rated                  0.150%        0.175%

3. Section 2.07 of the Credit Agreement is hereby amended by deleting in its entirety the chart contained in Subsection (b) thereof and replacing such chart with the following:


 Moody's                          S&P              Rate
 -------                          ---              ----

 A3 or above          and         A- or above      0.175%

 Baa2 or above        and         BBB or above     0.225%

 Lower than above or not rated                     0.375%

4. This Amendment shall become effective, as of the date below, when the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

5. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

6. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

7. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes, to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

     (b) The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or the Notes, or constitute a waiver of any provision of the Credit Agreement or the Notes.





































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







          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of March 22, 1996.

                                      COLGATE-PALMOLIVE COMPANY


                                      By /s/ Brian J. Heidtke
                                         --------------------
                                        Vice President Finance and Corporate
                                        Treasurer




























































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







                                      Lenders



                                      CITIBANK, N.A.


                                      By  /s/ Rosemary M. Bell
                                         ---------------------
                                        Title:  Attorney-in-Fact


                                      MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK


                                      By  /s/ Timothy S. Broadbent
                                         -------------------------
                                        Title:  Vice President


                                      ABN AMRO BANK


                                      By  /s/ Francis O. Logan
                                         ---------------------
                                        Title:  Vice President


                                      By  /s/ Thomas Rogers
                                         ------------------
                                        Title:  Assistant Vice President


                                      BANK OF AMERICA NATIONAL TRUST &
                                         SAVINGS ASSOCIATION


                                      By  /s/ David Noda
                                         ---------------
                                        Title:  Vice President


































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






                                      BANQUE NATIONALE DE PARIS


                                      By  /s/ Richard L. Sted
                                         --------------------
                                        Title:  Senior Vice President


                                      By  /s/ Bonnie G. Eisenstat
                                         ------------------------
                                        Title:  Vice President


                                      BANCA COMMERCIALE ITALIANA


                                      By  /s/ Charles Dougherty
                                         ----------------------
                                        Title:  Vice President


                                      By  /s/ Sarah Kim
                                         --------------
                                        Title:  Assistant Vice President


                                      CHEMICAL BANK


                                      By  /s/ Scott S. Ward
                                         ------------------
                                        Title:  Vice President


                                      COOPERATIEVE CENTRALE AIFFEISEN-
                                         BOERENLEENBANK (RABOBANK)


                                      By  [Commitment Assigned]
                                         ----------------------
                                        Title:


                                      THE BANK OF NEW YORK


                                      By  /s/ William Kerr
                                         -----------------
                                        Title:  Vice President





























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






                                      BANQUE PARIBAS


                                      By  /s/ John J. McCormick, III
                                         ---------------------------
                                        Title:  Vice President


                                      By  /s/ Mary T. Finnegan
                                         ---------------------
                                        Title:  Group Vice President


                                      THE CHASE MANHATTAN BANK


                                      By  /s/ Karen M. Sharf
                                         -------------------
                                        Title:  Vice President


                                      CREDIT SUISSE


                                      By  /s/ David W. Kratovil
                                         ----------------------
                                        Title:  Member of Senior Management


                                      By  /s/ Chris T. Horgan
                                         --------------------
                                        Title:  Associate


                                      DEUTSCHE BANK AG, NEW YORK AND/OR
                                         CAYMAN ISLANDS BRANCHES


                                      By  /s/ Stephan A. Wiedemann
                                         -------------------------
                                        Title:  Vice President


                                      By  /s/ Thomas A. Foley
                                         --------------------
                                        Title:  Assistant Vice President


                                      NATIONS BANK, N.A. (CAROLINAS)

                                      By  /s/ Scott A. Jackson
                                         ---------------------
                                        Title:  Vice President


























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






                                      ROYAL BANK OF CANADA


                                      By  /s/ David A. Barsalou
                                         ----------------------
                                        Title:  Senior Manager


                                      SOCIETE GENERALE


                                      By  /s/ Bruce Drossman
                                         -------------------
                                        Title:  Vice President


                                      THE FIRST NATIONAL BANK OF CHICAGO


                                      By  /s/ Judy Mayberry
                                         ------------------
                                        Title:  Vice President


                                      NATIONAL WESTMINISTER BANK PLC


                                      By  /s/ Maria Amaral-LeBlanc
                                         -------------------------
                                        Title:  Vice President


                                      PNC BANK, NATIONAL ASSOCIATION


                                      By  /s/ Thomas R. Colwell
                                         ----------------------
                                        Title:  Vice President






































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







                                      ISTITUTO BANCARIO SAN PAOLO DI
                                         TORINO SPA


                                      By  /s/ Wendell Jones
                                         ------------------
                                        Title:  Vice President


                                      By  /s/ Robert S. Wurster
                                         ----------------------
                                        Title:  1st. Vice President


                                      UNION BANK OF SWITZERLAND


                                      By  /s/ Daniel H. Perron
                                         ---------------------
                                        Title:  Vice President


                                      By  /s/ Daniel R. Strickford
                                         -------------------------
                                        Title:  Assistant Vice President



$250,000,000.00                       Total of the Commitments















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